Dated:  January 12, 2012

To:	WaferGen Bio-systems, Inc.
7400 Paseo Padre Parkway
Fremont, CA 94555

Ladies and Gentlemen:

Reference is made to that certain Purchase Agreement (the “Purchase Agreement”), dated as of May 25, 2011, by and among WaferGen Bio-systems, Inc. (the “Company”) and the investors who have executed the signature page(s) thereto (collectively, the “Investors”) and that certain Release Agreement (the “Release Agreement”), by and among the Company and the Investors.  Capitalized terms used but not defined in this letter shall have the respective meanings ascribed to them in the Purchase Agreement.

The Company and the Investors hereby agree as follows:

1.           Designated Board Seat.  In addition to the rights relating to a designated seat on the Company’s Board of Directors set forth in Section 4.4 of the Purchase Agreement, the Company shall use reasonable best efforts to ensure that (i) one (1) additional individual, as may be designated by Great Point Partners, LLC (“Great Point”) from time to time in a writing delivered to the Company, is elected as a member of the Board of Directors of the Company, such that a total of two (2) individuals may be designated for service on the Board of Directors by Great Point (collectively, the “Great Point Designees”)), (ii) no such director designated and elected pursuant to clause (i) of this sentence be removed from office unless such removal is directed or approved in writing by Great Point, and (iii) any vacancy created by the resignation, removal or death of any such director designated and elected pursuant to clause (i) of this sentence be filled pursuant to clause (i) of this sentence.

2.           Finance Committee.  On the date hereof, the Board of Directors of the Company shall approve of the following: (i) the appointment of Scott Davidson and Joe Pesce to the Board of Directors of the Company, as the two Great Point Designees, (ii) the formation of a Finance Committee consisting of Bob Coradini, Scott Davidson, Joel Kanter and Joe Pesce, and (iii) the adoption of a charter of the Finance Committee in the form attached hereto as Exhibit A.

3.           Director and Officer Insurance.  So long as any Great Point Designee is serving on the Board, the Company shall maintain coverage under its current director and officer liability insurance policy (or another policy with at least substantially comparable coverage as such current policy), unless otherwise approved by the majority of the Board, including at least one of the Great Point Designees.  So long as any Great Point Designee is serving on the Board, the Company shall ensure that any Great Point Designees are covered by such policy.

4.           Miscellaneous.  In connection with the delivery of this letter, the Investors will deliver to the Company a release of certain claims in form and substance acceptable to the Company.  The parties hereto agree that in case, at any time after the date hereof, any further action is necessary or desirable to carry out the purposes and intent of this letter, the parties will take such further action as any party or parties may reasonably request.  This letter may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this letter, and any telecopy or other facsimile transmission of any signature shall be deemed an original.

Please confirm your agreement with the foregoing by signing and returning to Great Point Partners, LLC the duplicate copy of this letter agreement enclosed herewith.

Very truly yours,

INVESTORS:

GREAT POINT PARTNERS, LLC

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
Title:

BIOMEDICAL VALUE FUND, L.P.
By: Great Point Partners, LLC, its investment manager

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
	Title:	Managing Director

BIOMEDICAL INSTITUTIONAL VALUE FUND, L.P.
By: Great Point Partners, LLC, its investment manager

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
	Title:	Managing Director

BIOMEDICAL OFFSHORE VALUE FUND, LTD.
By: Great Point Partners, LLC, its investment manager

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
	Title:	Managing Director

WS INVESTMENTS III, LLC
By: Great Point Partners, LLC, its investment manager

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
	Title:	Managing Director

DAVID J. MORRISON
By: Great Point Partners, LLC, its investment manager

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
	Title:	Managing Director

CLASS D SERIES OF GEF-PS, L.P.
By: Great Point Partners, LLC, its investment manager

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
	Title:	Managing Director

LYRICAL MULTI-MANAGER FUND, L.P.
By: Great Point Partners, LLC, its investment manager

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
	Title:	Managing Director

JEFFREY R. JAY, TRUSTEE FOR THE BENEFIT OF THOMAS C. JAY QPERT

By:		/s/ Jeffrey R. Jay
	Name:	Jeffrey R. Jay
Title:

JEFFREY R. JAY, TRUSTEE FOR THE BENEFIT OF CAROLYN JAY TRUST

By:		/s/ Kevin Penn
	Name:	Kevin Penn
Title:

JEFFREY R. JAY, TRUSTEE FOR THE BENEFIT OF JR JAY JR TRUST

By:		/s/ Kevin Penn
	Name:	Kevin Penn
Title:

JEFFREY R. JAY

By:	/s/ Jeffrey R. Jay

DEERFIELD SPECIAL SITUATION FUND, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:		/s/ David Clark
			Name:	David Clark
			Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:		/s/ David Clark
	Name:	David Clark
	Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND II, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:		/s/ David Clark
			Name:	David Clark
			Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:		/s/ David Clark
			Name:	David Clark
			Title:	Authorized Signatory

PAUL SCHIMMEL ROLLOVER IRA

By:		/s/ Paul Schimmel
Name:
Title:

MERLIN NEXUS III, LP
By:	Merlin Nexus III, LLC (Its General Partner)

	By:		/s/ Alberto Bianchinotti
		Name:	Alberto Bianchinotti
		Title:	CFO

THE SHIVJI FAMILY TRUST DATED JUNE 12, 2000

By:		/s/ Alnoor Shivji
	Name:	Alnoor Shivji
	Title:	Trustee

CIBC TRUST COMPANY (BAHAMAS) LIMITED AS TRUSTEE

By:		/s/ Helen M. Carroll /s/ Linda G. Williams
	Name:	Helen M. Carroll & Linda G. Williams
	Title:	Authorised Signatories

KANTER FAMILY FOUNDATION

By:		/s/ Joel Kanter
	Name:	Joel Kanter
	Title:	President

JOEL KANTER

By:	/s/ Joel Kanter

ROBERT CORADINI

By:	/s/ Robert Coradini

Accepted and agreed:

WaferGen Bio-systems, Inc.

By:		/s/ Donald Huffman
	Name:	Donald Huffman
	Title:	Office of the President and
Chief Financial Officer